UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 19, 2014

_______________________________________________________________________
LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (“Annual Meeting”) of Lee Enterprises, Incorporated (the “Company”) was held on February 19, 2014. Richard R. Cole, Nancy S. Donovan and Leonard J. Elmore were elected as directors for three-year terms expiring at the 2017 annual meeting.

Votes were cast for nominees for director as follows:

	For	Withheld	Broker Non-Votes
Richard R. Cole	23,193,451	346,738	20,024,080
Nancy S. Donovan	23,255,240	284,949	20,024,080
Leonard J. Elmore	23,170,419	369,770	20,024,080

The stockholders ratified the Audit Committee of the Board of Director’s appointment of KPMG LLP to serve as the independent registered public accounting firm to audit the Company’s financial statements for the 2014 fiscal year, and votes were cast as follows:

	For	Against	Abstain	Broker Non-Votes
Ratify Selection of KPMG LLP	42,904,488	617,342	42,439	0

The stockholders approved the amendment of the 1996 Stock Plan for Non-Employee Directors (as amended and restated in 2010, the “Non-Employee Directors Stock Plan”), and votes were cast as follows:

	For	Against	Abstain	Broker Non-Votes
Approval of the amendment of the Non-Employee Directors Stock Plan	22,425,816	886,607	227,766	20,024,080

The stockholders approved the amendment and restatement of the Incentive Compensation Program, and votes were cast as follows:

	For	Against	Abstain	Broker Non-Votes
Approval of the amendment and restatement of the Incentive Compensation Program	21,329,020	2,001,338	209,831	20,024,080

The stockholders approved, by non-binding vote, the Company’s compensation of its executive officers (the “Say-On-Pay” vote), and votes were cast as follows:

	For	Against	Abstain	Broker Non-Votes
Approval of Say-On-Pay vote	22,569,658	716,840	253,691	20,024,080

Item 7.01.    Regulation FD Disclosure.

On February 19, 2014, the Company issued a news release announcing at its Annual Meeting that it will present a review of its digital news, sales and audience strategies, along with a financial update that included improved cost guidance. The news release noted that the presentation is available at www.lee.net. A copy of the news release is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

The information provided in this Form 8-K shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	99.1	News Release of Lee Enterprises, Incorporated, dated February 19, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: February 19, 2014	By:
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	News Release of Lee Enterprises, Incorporated, dated February 19, 2014